                  Morgan Stanley New York Tax-Free Income Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                      Amount of      % of
                                         Offering       Total          Shares      Offering  % of Funds
   Security    Purchase/    Size of      Price of     Amount of       Purchased   Purchased    Total                       Purchased
   Purchased  Trade Date    Offering      Shares      Offering         By Fund     By Fund     Assets        Brokers          From
------------- ------------ ----------- ----------- ---------------- ------------ ----------- ------------ ---------Triborough     03/14/08        -         $97.098   $822,770,000.00   $200,000.00 0.02%       0.25%        Lehman          Lehman
 Bridge &                                                                                                 Brothers,       Brothers
 & Tunnel                                                                                                 Citi, UBS
4.750% due                                                                                                Investment
11/15/2029                                                                                                Bank, Bear,
                                                                                                          Stearns & Co.
                                                                                                          Inc.,
                                                                                                          JPMorgan,
                                                                                                          Banc of
                                                                                                          America
                                                                                                          Securities
                                                                                                          LLC, Merrill
                                                                                                          Lynch & Co.,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.,
                                                                                                          Roosevelt &
                                                                                                          Cross,
                                                                                                          Inc.,DEPFA
                                                                                                          First Albany
                                                                                                          Securities,
                                                                                                          LLC, Morgan
                                                                                                          Stanley,
                                                                                                          Raymond James
                                                                                                          & Associates,
                                                                                                          Inc., Siebert
                                                                                                          Brandford
                                                                                                          Shank & Co.,
                                                                                                          LLC, Loop
                                                                                                          Capital
                                                                                                          Markets, LLC,
                                                                                                          M.R. Beal &
                                                                                                          Company, RBC
                                                                                                          Capital
                                                                                                          Markets,
                                                                                                          Wachovia
                                                                                                          Bank, N.A.

  District       04/10/08        -         $102.53    $290,375,000    $4,040,000      1.39%      0.45%    Bear, Stearns
of Columbia                                                                                               & Co., Inc.,
Water & Sewer                                                                                             Banc of
    AU                                                                                                    America
                                                                                                          Securities
                                                                                                          LLC, Loop
                                                                                                          Capital
                                                                                                          Markets, LLC,
                                                                                                          Ferris Baker
                                                                                                          Watts,
                                                                                                          Incorporated,
                                                                                                          Morgan
                                                                                                          Stanley &
                                                                                                          Co.,
                                                                                                          Incorporated,
                                                                                                          Citi, Jackson
                                                                                                          Securities,
                                                                                                          Siebert
                                                                                                          Brandford
                                                                                                          Shank & Co.,
                                                                                                          LLC